ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

Supplement dated September 21, 2018 to the
Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Goldman Sachs Global Income Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust’s Prospectus and the SAI.

The Board of Trustees of the Trust recently approved: (i) the transfer of the existing subadvisory agreement between the PGIM Investments, LLC and Goldman Sachs Asset Management International (GSAMI) for the Portfolio from GSAMI to Goldman Sachs Asset Management, L.P. (GSAM), which would assume all rights, duties and obligations under such Subadvisory Agreement; and (ii) an arrangement between GSAM and GSAMI pursuant to which GSAM’s subadvisory responsibilities may be delegated to GSAMI or performed by employees of GSAMI who also have authority to act on behalf of GSAM.  This change will not affect how the Portfolio is managed, the individuals who are responsible for managing the day-to-day operations of the Portfolio, or the Portfolio’s fees or expenses. This change is effective as of September 14, 2018.

To reflect this change, the Prospectus and the SAI are revised as follows:

I.	The table in the “SUMMARY: AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Portfolio is hereby deleted and replaced with the table set forth below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Goldman Sachs Asset Management, L.P. / Goldman Sachs Asset Management International*	Iain Lindsay, PhD, CFA	Managing Director	July 2015
		Hugh Briscoe	Managing Director	July 2015

* Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.

II.	The first sentence in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Goldman Sachs Global Income Portfolio” is hereby deleted and replaced with the following:

The portfolio managers who have primary responsibility for managing the Portfolio are Iain Lindsay, PhD, CFA and Hugh Briscoe. Biographies for Messrs. Lindsay and Briscoe are provided below.

III.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio	Subadviser	Fee Rate*
AST Goldman Sachs Global Income Portfolio	Goldman Sachs Asset Management, L.P. / Goldman Sachs Asset Management International**	0.20% of average daily net assets

**Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.

IV.	The table in Part I of the SAI entitled “Subadvisory Fees Paid by PGIM Investments” is hereby revised by adding a footnote (**) to the reference to Goldman Sachs International for the Portfolio, and adding the following footnote language directly below the chart showing subadvisory fees paid by PGIM Investments for the Portfolios:

** Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio. The fee for GSAMI’s services, if any, is paid by GSAM, not by the Portfolio or by the Manager.

V.	The reference to Goldman Sachs Asset Management International with respect to the Portfolio in the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts – Additional Information About The Portfolio Managers – Other Accounts and Portfolio Ownership” is hereby revised to refer to “Goldman Sachs Asset Management, L.P. / Goldman Sachs Asset Management International”.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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